UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2015

KOSMOS ENERGY LTD.

(Exact Name of Registrant as Specified in its Charter)

Bermuda	001-35167	98-0686001
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Clarendon House 2 Church Street Hamilton, Bermuda	HM 11
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +1 441 295 5950

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On April 10, 2015, in connection with the previously announced private offering of $225 million aggregate principal amount of 7.875% Senior Secured Notes due 2021 (the “Additional Notes”) to eligible purchasers, Kosmos Energy Ltd. (the “Company”) issued such Additional Notes under the indenture dated August 1, 2014 (the “Indenture”) among the Company, Kosmos Energy Operating, Kosmos Energy International, Kosmos Energy Development, Kosmos Energy Ghana HC and Kosmos Energy Finance International (collectively, the “Guarantors”), Wilmington Trust, National Association, as trustee, transfer agent, registrar and paying agent (the “Trustee”) and Banque Internationale à Luxembourg S.A., as Luxembourg listing agent, transfer agent and paying agent.

The Additional Notes constitute a further issuance of and form a single series with the Company’s outstanding 7.875% Senior Secured Notes due 2021 issued on August 1, 2014 in the principal amount of U.S.$300,000,000 (the “Existing Notes”, together with the Additional Notes, the “Notes”). The Additional Notes will have identical terms as the Existing Notes (including with respect to guarantees and collateral), other than the date of issue, the initial price, the first interest payment date and the first date from which interest will accrue. However, the Additional Notes will trade under a different CUSIP number from the Existing Notes as the Additional Notes will not be fungible with the Existing Notes for U.S. federal income tax purposes. After giving effect to the issuance of the Additional Notes, the Company will have $525,000,000 principal amount of Notes outstanding.

The Additional Notes mature on August 1, 2021. Interest accrues at 7.875% per annum from February 1, 2015 and is payable semi-annually in arrears each February 1 and August 1, commencing on August 1, 2015. The information set forth in Item 1.01 of the Current Report on Form 8-K filed August 4, 2014 (“Existing Notes Form 8-K”) describing the Indenture and the Existing Notes is incorporated herein by reference, and is qualified in its entirety by the terms of the Indenture and Notes, as well as the description of the Additional Notes contained herein. A copy of the Indenture (including the Form of Notes) is filed as Exhibit 4.1 to the Existing Notes Form 8-K, and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Form 8-K is incorporated by reference to this Item 2.03.

Item 9.01	Financial Statements and Other Exhibits.

(d) Exhibits

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   April 10, 2015

KOSMOS ENERGY LTD.

By:	/s/ Thomas P. Chambers
Thomas P. Chambers
Senior Vice President and Chief Financial Officer